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                                                                    EXHIBIT 21.1

                          SUBSIDIARIES OF THE REGISTRANT

                                                                 STATE OF
                                                               INCORPORATION
NAME                                                          OR ORGANIZATION
----                                                          ---------------
Flowserve RED Corporation...................................  Delaware
Flowserve FSD Corporation...................................  Delaware
Flowserve FCD Corporation...................................  Delaware
Flowserve International, Inc. ..............................  Delaware
Flowserve Management Company................................  Delaware
BW/IP-New Mexico, Inc. .....................................  Delaware
Flowserve International, LLC................................  Delaware
Flowserve Holdings, Inc.....................................  Delaware
Durametallic Australia Holding Company......................  Michigan
Flowserve International Limited.............................  United Kingdom
Innovative Valve Technologies, Inc. ........................  Delaware
Plant Maintenance, Inc. ....................................  Delaware
Varco Valve, Inc. ..........................................  Delaware
Colonial Equipment & Service Co., Inc. .....................  Delaware
CECORP, Inc. ...............................................  Delaware
DIVT Acquisition, LLC.......................................  Delaware
DIVT Subsidiary, LLC........................................  Delaware
IPSCO Holding, Inc. ........................................  Delaware
Southern Valve Service, Inc. ...............................  Alabama
L.T. Koppl Industries, Inc. ................................  California
Koppl Company...............................................  California
Koppl Industrial Systems, Inc. .............................  California
Harley Industries, Inc. ....................................  California
Koppl Company of Arizona....................................  Arizona
Seeley & Jones, Incorporated................................  Connecticut
GSV, Inc. ..................................................  Florida
IPSCO-Florida, Inc. ........................................  Florida
International Piping Services Company.......................  Illinois
Cypress Industries, Inc. ...................................  Illinois
DALCO, LLC..................................................  Kentucky
Plant Specialties, Inc. ....................................  Louisiana
Energy Maintenance, Inc. ...................................  Missouri
Preventive Maintenance, Inc. ...............................  North Carolina
Production Machine Incorporated.............................  Oklahoma
ICE Liquidating, Inc. ......................................  Pennsylvania
Valve Repair of South Carolina, Inc. .......................  South Carolina
The Safe Seal Company, Inc. ................................  Texas
Flickinger-Benicia Inc. ....................................  Washington
Puget Investments, Inc. ....................................  Washington
Steam Supply & Rubber Co., Inc. ............................  Washington
Flickinger Company..........................................  Washington
Boyden Inc. ................................................  West Virginia
Valve Actuation & Repair Co. ...............................  West Virginia
Ingersoll-Dresser Pump Company..............................  Delaware
IDP Alternate Energy Company................................  Delaware
Energy Hydro, Inc. .........................................  Delaware
Pump Investments, Inc. .....................................  Delaware

     The address, including zip code, and telephone number, including area code, of the principal offices of the subsidiaries of the registrants listed above is:
222 W. Las Colinas Blvd., Suite 1500, Irving, Texas 75039; the telephone number at that address is (972) 443-6500.